Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of March 24, 2016 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of October 10, 2014 (as amended by that certain Amendment No. 1, dated as of August 26, 2015, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC Corporation, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), Citibank, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), and each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

WHEREAS, the Company has requested certain changes to the Credit Agreement as described herein (the “Proposed Amendments”);

WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents;

WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments; and

WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendment of Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in their correct alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “or” before clause (v) thereof and adding the following new clause (vi) before the first proviso thereof:

“or (vi) any Lender that has, or has a Parent Company that has, become the subject of a Bail-in Action.”

(c) The definition of “EBITDA” in Section 1.01 of the Credit Agreement is amended as of the Effective Date by (i) deleting the word “and” before clause (e) thereof and adding the following new clause (f): “and (f) all fees, expenses and charges incurred in connection with or arising as a result of any proposed or actual acquisitions, investments, asset sales or divestitures”; and (ii) adding the following parenthetical at the end of clause (ii) thereof, but before the word “and”: “(excluding any item under clause (f) above)”.

(d) Article II of the Credit Agreement is hereby amended to add the following new Section 2.17:

“SECTION 2.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

2

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(e) Section 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The U.S. Borrower shall maintain, on the last day of each Fiscal Quarter ending on or following the Closing Date, a Leverage Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter:

Fiscal Quarter	Maximum Leverage Ratio
March 31, 2016	4.50 to 1.00
June 30, 2016	4.50 to 1.00
September 30, 2016	4.25 to 1.00
December 31, 2016	4.25 to 1.00
March 31, 2017	4.00 to 1.00
June 30, 2017	3.75 to 1.00
September 30, 2017 and thereafter	3.50 to 1.00

SECTION 1.03. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from the Company and the Required Lenders either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

3

The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE II

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.

(b) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to the this Amendment.

(c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

4

SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Andrew D. Sandifer
	Name:	Andrew D. Sandifer
	Title:	Vice President and Treasurer

The Euro Borrowers

FMC FINANCE B.V.

By:	/s/ Andrew D. Sandifer
	Name:	Andrew D. Sandifer
	Title:	Authorized Signatory, as Attorney-in-Fact

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Andrew D. Sandifer
	Name:	Andrew D. Sandifer
	Title:	Authorized Signatory, as Attorney-in-Fact

FMC FORET, S.A.

By:	/s/ Andrew D. Sandifer
	Name:	Andrew D. Sandifer
	Title:	Authorized Signatory, as Attorney-in-Fact

SURETY INTERNATIONAL LTD.

By:	/s/ Andrew D. Sandifer
	Name:	Andrew D. Sandifer
	Title:	Authorized Signatory, as Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FMC LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Andrew D. Sandifer
	Name:	Andrew D. Sandifer
	Title:	Authorized Signatory, as Attorney-in-Fact

FMC LUXEMBOURG S.À R.L.

By:	/s/ Andrew D. Sandifer
	Name:	Andrew D. Sandifer
	Title:	Authorized Signatory, as Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Lender, Issuing Bank and Swing Loan Lender

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Syndication Agent, Lender, Issuing Bank and Swing Loan Lender

By:	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Australia and New Zealand Banking Group
Limited, as a Lender

By:	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF CHINA, NEW YORK BRANCH,
as a Lender

By:	/s/ Chen Xu
	Name:	Chen Xu
	Title:	President & CEO

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BNP Paribas,
as a Lender

By:	/s/ Michael Hoffman
	Name:	Michael Hoffman
	Title:	Director

By:	/s/ Todd Grossnickle
	Name:	Todd Grossnickle
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Branch Banking and Trust Company,
as a Lender

By:	/s/ Steven Thompson
	Name:	Steven Thompson
	Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Citizens Bank of Pennsylvania,
as a Lender

By:	/s/ Leslie D. Broderick
	Name:	Leslie D. Broderick
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CoBank, ACB,
as a Lender

By:	/s/ Hal Nelson
	Name:	Hal Nelson
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

DNB CAPITAL LLC,
as a Lender

By:	/s/ Phillip F. Kurplewski
	Name:	Phillip F. Kurplewski
	Title:	Senior Vice President

By:	/s/ Rune Nilsen, Jr.
	Name:	Rune Nilsen, Jr.
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC Bank USA, National Association,
as a Lender

By:	/s/ David A. Mandell
	Name:	David A. Mandell
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ James A. Knight
	Name:	James A. Knight
	Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KBC Bank N.V., New York Branch,
as a Lender

By:	/s/ Sheila Bermejo
	Name:	Sheila Bermejo
	Title:	Vice President

By:	/s/ Thomas R. Lalli
	Name:	Thomas R. Lalli
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Lloyds Bank, plc,
as a Lender

By:	/s/ Erin Doherty
	Name:	Erin Doherty
	Title:	Assistant Vice President
Transaction Execution
Category A
D006

By:	/s/ Daven Popat
	Name:	Daven Poopat
	Title:	Senior Vice President
Transaction Execution
Category A
P003

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.,
as a Lender

By:	/s/ Craig Welch
	Name:	Craig Welch
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

The Bank of New York Mellon,
as a Lender

By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender

By:	/s/ Mustafa I. A. Khan
	Name:	Mustafa I. A. Kahn
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Irey
	Name:	Mark Irey
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Joseph Gricco
	Name:	Joseph Gricco
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT]